EXHIBIT 10.1


                         TERMINATION OF LEASE AGREEMENT
                         ------------------------------

     THIS AGREEMENT made in Great Neck, New York as of the 1ST day of January, 2006, (hereinafter "this Termination Agreement"), by and between 415 NORTHERN BLVD. REALTY CORP., a New York corporation having offices at 239 Great Neck Road, Great Neck, State of New York, County of Nassau, United States of America (hereinafter referred to as "the LANDLORD"); with INMARK SERVICES LLC (formerly Inmark Services, Inc.) having offices at 75 Ninth Avenue, New York, New York (hereinafter referred to as "the TENANT" and together with the LANDLORD, hereinafter collectively referred to as "the PARTIES").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, LANDLORD and TENANT are the same parties that entered a Lease Agreement dated June 16, 1998 to Lease certain premises located at 415 Northern Blvd, Great Neck, New York (hereinafter referred to as "the LEASE AGREEMENT"; capitalized terms used but not defined herein shall have the meanings set forth in the Lease Agreement);

     WHEREAS, the Lease Agreement provides for an initial period of ten (10) years commencing August 1, 1998 and continuing until July 31, 2008 with extension and renewal rights as contained therein;

     WHEREAS, LANDLORD and TENANT reserved the right in the Lease Agreement to amend and/or modify the existing terms and conditions thereof and now, by this Termination Agreement, do hereby make such modification; and

     WHEREAS, LANDLORD and TENANT now, by this Termination Agreement, intend to terminate the Lease Agreement and, notwithstanding the terms, conditions, covenants and duties, one to the other, now consider, for all purposes, the Lease Agreement as having expired on January 1, 2006 at 12:01 A.M., with such date and time now being treated as the end of the Term as provided in Article 20 of the Lease Agreement.
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     NOW, THEREFORE, in consideration of the mutual premises promises and covenants set forth herein, the Parties agree as follows:


                                    ARTICLE I

                              TERMINATION OF LEASE
                              --------------------

     1.1 Termination: LANDLORD and TENANT hereby agree that subject to the terms and conditions of this Termination Agreement, including receipt by LANDLORD of the payments provided for under Section 3.1 below, effective January 1, 2006 at 12:01 A.M. ("the Effective Time"), the Lease Agreement shall be deemed to have terminated and become null and void, and at such time, all rights, duties, and obligations of the Parties one to the other under the Lease Agreement shall be deemed to have terminated and the Term expired.

                                   ARTICLE II
                                   ----------

                  DELIVERY OF POSSESSION; TERMINATION OF LIENS
                  --------------------------------------------

     2.1 Return of Possession: As of the Effective Time, TENANT has returned possession of the Demised Premises to LANDLORD in broom clean condition.

     2.2 Removal of Liens and Encumbrances: If, during the term of the Lease, the TENANT, its agent, representative, employee or authorized officer, by contract or otherwise, caused to occur any lien or encumbrance on the Demised Premises which shall remain as a filed claim of right in any local, county, or state recording office, TENANT, at TENANT's sole cost and expense, shall cause such lien or encumbrance to be removed and released.

                                       2
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                                   ARTICLE III

                     CONSIDERATION FOR TERMINATION OF LEASE
                     --------------------------------------

     3.1 Consideration for Lease Termination: As consideration for the termination of the Lease Agreement hereunder, and in full satisfaction of all obligations and sums now or hereafter owing by TENANT to LANDLORD under the Lease Agreement, the TENANT agrees to pay the LANDLORD the following amounts:

          a) Payment through December, 2005: The required payment under the Lease Agreement through the period ending December 31, 2005 in the amount of $42,417.00, less $29,917 which has been paid to LANDLORD prior to the date hereof; and

          b) Payment on January 1, 2006: An additional lump sum payment of $520,032.00, less the amount of $48,650 which was deposited by TENANT with LANDLORD as security under the Lease Agreement and interest related thereto in the amount of $6000.00.


                                   ARTICLE IV
                                   ----------

                           MUTUAL RELEASE AND ESTOPPEL
                           ---------------------------

     4.1 Mutual Release: The Parties agree that upon the execution of this Termination Agreement and the payments by TENANT under Section 3.1 above, the Parties now do hereby relieve and release each other from all claims and demands as may have otherwise existed under the Lease Agreement for monthly obligations and state that neither Party was in default under the Lease Agreement nor failed to perform all terms, conditions, covenants and provisions of said Lease Agreement.

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                                    ARTICLE V

                                   INDEMNITIES
                                   -----------

     5.1 Tenant's Indemnity of Landlord. TENANT agrees to indemnify and hold LANDLORD, its assignees, subsidiaries, affiliates, heirs, successors, assigns as well as their respective officers, directors, employees, agents, and successors harmless, from any and all liabilities, losses, damages, costs, fees and expenses, including reasonable attorney's fees, directly or indirectly arising out of or in any way associated with the breach by TENANT of any representation, warranty or agreement made herein or in the original Lease Agreement.


                                   ARTICLE VI

                                  MISCELLANEOUS
                                  -------------

     6.1 Survival of Terms of Agreement: All agreements, representations, warranties, terms and conditions set forth in this Termination Agreement shall survive the execution and delivery of this Termination Agreement and the consummation of the transaction provided for herein.

     6.2 Successors and Assigns: This Termination Agreement shall be binding upon and inure to the benefit of the successors and assigns of LANDLORD and TENANT.

     6.3 Notices: All notices necessary or desirable to be given hereunder shall be in writing and delivered in person or sent by telegram, certified or registered mail, if for LANDLORD, addressed to:

                           EDWARD KHALILY
                           415 Northern Blvd Realty Corp.
                           239 Great Neck Road
                           Great Neck, New York 11021

and if to TENANT, addressed to:

                           INMARK SERVICES LLC
                           75 Ninth Avenue
                           New York, New York 11021
                           ATTN: Erwin Mevorah

or to such other address as is stated in a notice given in compliance herewith. Any notice given in accordance with the foregoing shall be deemed to have been given when delivered in person or, if mailed, on the day on which it shall have been received or refused by the intended recipient.

     6.4 Headings: The various headings used in this Termination Agreement as headings of paragraphs, articles or otherwise are for convenience only and shall not be used in interpreting or limiting the text of the sections in which they appear.

                                       4
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     6.5 Severability: The invalidity of any provision of this Termination
Agreement shall not impair the validity of any other provision. If any provision of this Termination Agreement is determined to be unenforceable by a court of competent jurisdiction, such provision shall be deemed severable and the remaining provisions of the Termination Agreement shall be enforced.

     6.6 Governing Law: This Termination Agreement shall be construed and interpreted in accordance with, and the validity of this Termination Agreement shall be judged by, the laws of the State of New York.

     6.7 Entire Agreement: This Termination Agreement sets forth the entire agreement and understanding of the parties hereto. It may only be amended, modified or terminated by the written mutual consent of all of the parties hereto and duly executed by the authorized representatives of the parties hereto in order to be binding upon the LANDLORD and the TENANT.

     IN WITNESS WHEREOF, the parties hereby have caused this Termination Agreement to be executed as of the day and year first above written.


                                     415 NORTHERN BLVD REALTY CORP.



                                     By: ____________________________
                                         Edward Khalily, President




                                     INMARK SERVICES LLC



                                     By: ____________________________


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

                                 ACKNOWLEDGMENTS

STATE OF   :

             SS:

COUNTY OF  :


     BE IT REMEMBERED that on this ____ day of _______________,2006, before me, ____________, Notary Public authorized to administer oaths and attest to the signatures of a party to the Termination Agreement referenced above, personally appeared __________________________, the ___________ of Inmark Service LLC who I
am satisfied is the person who has signed the referenced Termination Agreement, and to whom I have first made known the contents thereof, did acknowledge that he signed and delivered the same as such officer aforesaid and the within Termination Agreement is the voluntary act and deed of such company, made by virtue of the authority of its Board of Managers.




                                                   ---------------------------


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                                 ACKNOWLEDGEMENT
                                 ---------------


STATE OF NEW YORK :

                   :SS:

COUNTY OF NASSAU  :


     BE IT REMEMBERED that on this ____ day of _________________,2006, before me, ______________________________________, a Notary Public authorized to administer oaths and attest to the signatures of a party to the Termination Agreement referenced above, personally appeared Edward Khalily, President of 415 Northern Blvd Realty Corp. who I am satisfied is the person who has signed the referenced Termination Agreement, and to whom I have first made known the contents thereof, did acknowledge that he signed and delivered the same as such officer aforesaid and the within Termination Agreement is the voluntary act and deed of such corporation, made by virtue of the authority of its Board of Directors.




                                           ----------------------------


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